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                                                                    EXHIBIT 23.2

                           CONSENT OF ARTHUR ANDERSEN LLP

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 333-53927 and File No. 333-93745).

Arthur Andersen LLP
Chicago, Illinois

March 30, 2001

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